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                                                                  EXECUTION COPY


                                Dennis M. Mullen
                            c/o Agrilink Foods, Inc.
                                 90 Linden Oaks
                               ROCHESTER, NY 14625



                                  June 19, 2002


PRIVATE & CONFIDENTIAL

Vestar Capital Partners IV, L.P.
Attn:  David M. Hooper
245 Park Avenue - 41st Floor
New York, NY 10167

Agrilink Foods, Inc.
Attn:  David M. Mehalick
90 Linden Oaks
Rochester, NY 14625

Gentlemen:

In reference to the Unit Purchase Agreement by and among Vestar/Agrilink Holdings LLC, Agrilink Foods, Inc. (the "Company") and Pro-Fac Cooperative, Inc., dated June 20, 2002 (the "Unit Purchase Agreement"), and further reference to the Supplemental Executive Retirement Agreement between the Company and Dennis M. Mullen ("Mullen"), dated July 1, 2000 (the "SERP"), each of the parties hereto hereby mutually agrees as follows:

Conditioned only upon the Closing (as defined in the Unit Purchase Agreement) of the Unit Purchase (as defined in the Unit Purchase Agreement), (i) the parties agree and stipulate that the Closing of the Unit Purchase shall not constitute a Change of Control (as defined in the SERP), and, thus, Section VII of the SERP shall not be applicable to the agreements and transactions contemplated by the Unit Purchase Agreement, including, without limitation, the Unit Purchase, and
(ii) Mullen and the Company agree to amend the SERP, effective as of the Closing, by amending and restating Section 7.2 of the SERP in its entirety as follows:

         "For purposes of this Section 7, a Change of Control shall be deemed to have occurred if (i) anyone other than Vestar Capital Partners IV, L.P. or any of its affiliates, including a "group" (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the "1934 Act")) becomes, directly or indirectly, the "beneficial owner" (within the meaning of Section 13(d)(3) under the 1934 Act) of equity securities of the Company representing a majority of the voting power of all equity securities of the Company; or (ii) the Company sells or transfers all




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         or substantially all of its assets to any person other than a person controlled by, controlling, or under common control with, the Company (any of the foregoing constituting a "Business Combination"); or (iii) as a result of, or in connection with, any cash tender or exchange offer, purchase of stock, Business Combination, or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any Successor Corporation. "Successor Corporation" means the surviving, resulting or transferee corporation in a Business Combination, or if such corporation is a direct or indirect subsidiary of another corporation, the parent corporation of such surviving, resulting or transferee corporation."

The parties intend that this letter be construed and enforced in accordance with the substantive laws (and not the laws of conflicts) of the State of New York. This letter may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this letter or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

If the foregoing correctly sets forth our mutual understanding and intentions, please sign the enclosed counterpart originals of this letter and return one of the counterparts to me. This letter becomes effective as of the date of our receipt of a signed counterpart of this letter.

                           [Signature Page to follow]







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                                Very truly yours,


                                            /s/ Dennis M. Mullen
                                            -------------------------
                                                Dennis M. Mullen




Accepted and Agreed to
this 19th day of June 2002
     ----        ---------

VESTAR CAPITAL PARTNERS IV, L.P.

By:      Vestar Associates IV, L.P.
Its:     General Partner

         By:    Vestar Associate Corporation IV
         Its:   General Partner


                By:   /s/ David Hooper
                      --------------------------------
                      Name: David Hooper
                      Title: Managing Director


Accepted and Agreed to
this 19th day of June 2002
     ----        ---------

AGRILINK FOODS, INC.


By:   /s/ David M. Mehalick
      --------------------------------
      Name: David M. Mehalick
      Title: VP and General Counsel




                        [Signature Page to Waiver Letter]